SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2016

Date of Report

(Date of Earliest Event Reported)

GREYS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54829	47-1376029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7556 Wagner Rd

Edmonton, AB T6E 5B2

(Address of Principal Executive Offices)

780-462-8887

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors

 On February 1, 2016, Stephen Mandel formally resigned from the Board of Directors of Greys Corporation. A copy of the letter of resignation is attached hereto as an exhibit.

ITEM 9.01	Exhibits

99.1	Letter of resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: March 21, 2016	/s/ Rajan Ahluwalia
CEO